UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of T2 Biosystems, Inc. (the “Company”) occurred on August 6, 2020.

(b) There were a total of 119,537,813 shares of the Company’s common stock, par value $0.001 per share, outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 87,503,493 shares of common stock were represented in person or by proxy; therefore, a quorum was present. The following proposals were submitted by the Board of Directors to a vote of the stockholders, each of which was approved by the requisite vote. The votes with respect to each proposal are set forth below.

Proposal 1 to approve a series of seven separate amendments to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock at ratios of 1-for-5,  1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10 and 1-for-11, respectively, such ratio to be determined by the Board of Directors, subject to the Board of Directors’ authority to abandon such amendment, which was included in the Definitive Proxy Statement, was withdrawn by the Company’s Board of Directors prior to the Annual Meeting and no vote was taken on this proposal at the meeting.

1.	Proposal 2: Election of Class III Directors

Nominee	For	Withheld	Broker Non-Votes
John W. Cumming	34,174,713	5,143,492	48,185,288
David Elsbree	34,260,764	5,057,441	48,185,288

Pursuant to the foregoing votes, the Class III Director nominees listed above were elected to serve on the Company’s Board of Directors until the Company’s 2023 Annual Meeting of Stockholders.

2.	Proposal 3: Advisory Vote on the Compensation of the Named Executive Officers

For:	32,324,440
Against:	4,805,354
Abstain:	2,188,411
Broker Non-Vote	48,185,288

3.	Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Compensation of the Named Executive Officers

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
10,945,336	1,987,148	23,278,579	3,107,142	48,185,288

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s Board of Directors in the Definitive Proxy Statement, that the Company will hold future say-on-pay votes every three years until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2026 Annual Meeting of Stockholders.

4.	Proposal 5: Approval of the Amendment and Restatement of the Company’s 2014 Employee Stock Purchase Plan

For:	32,989,416
Against:	4,662,437
Abstain:	1,666,352
Broker Non-Votes	48,185,288

Pursuant to the foregoing votes, the amendment and restatement of the Company 2014 Employee Stock Purchase Plan was approved.

5.	Proposal 6: Ratification of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm

For:	80,010,383
Against:	2,610,061
Abstain:	4,883,049

Pursuant to the foregoing votes, the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified and approved.

6.	Proposal 7: Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes at the time of the Meeting to Approve Proposal 1

For:	67,229,522
Against:	16,877,979
Abstain:	3,395,992

Pursuant to the foregoing votes, the adjournment of the Annual Meeting of Stockholders, if necessary, was approved; however, because Proposal 1 was withdrawn, this is not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2020	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague Chief Financial Officer